BUSINESS AND COMMUNICATIONS
CONSULTING SERVICES AGREEMENT

	This Agreement is made effective as of the 1st day of January, 2000, by and between The Humbolt Corporation, a Louisiana corporation
("Consultant"), and USURF America, Inc., a Nevada corporation (the "Company").

	WHEREAS, Consultant possesses experience in the field of general business and communications matters, including legal expertise in the communications laws of the United States and the rules and regulations of the Federal Communications Commission; and

	WHEREAS, the Company is a publicly-held company and files periodic reports pursuant to the requirements of the Securities Exchange Act of 1934; and

	WHEREAS, the Company desires to hire Consultant and Consultant is willing to accept the Company as a client.

NOW THEREFORE, in consideration of the mutual covenants herein contained, it is agreed:

	1.	The Company hereby engages Consultant to render consulting services with respect to general business and communications matters, including compliance with the communications laws of the United States and the rules and regulations of the Federal Communications Commission, on behalf of the
Company.  Consultant hereby accepts such engagement and agrees to render such consulting services as are listed on Exhibit "A" attached hereto and incorporated herein by this reference, throughout the term of this Agreement.

		Anything contained herein to the contrary notwithstanding, Consultant shall not render services hereunder in connection with the offer or sale of securities in a capital-raising transaction, in keeping with the proscription thereof contained in Section A of the General Instructions as to the use of Form S-8 promulgated by the Securities and Exchange Commission.

		It is further agreed that Consultant shall have no authority to bind the
Company to any contract or obligation or to transact any business in the
Company's name or on behalf of the Company, in any manner.  The parties intend that Consultant shall perform its services required hereunder as an independent contractor.

	2.	The term of this Agreement shall commence on January 1, 2000, and shall continue until December 31, 2000.

	3.	In consideration of the services to be performed by Consultant, the
Company agrees to pay the sum of $180,000, payable by the issuance to
Consultant of 60,000 shares of the Company's $.0001 par value Common Stock, at a value of $3.00 per share, or $180,000, in the aggregate.

		The Company agrees that it will, at its cost, register with the Securities and Exchange Commission all of the shares of Company Common
Stock issued to Consultant hereunder pursuant to a Registration Statement on Form S-1 as soon as is practicable following the mutual execution of this Agreement.

	4.	The Company represents and warrants to Consultant that:

		A.	The Company will cooperate fully and timely with Consultant to enable
Consultant to perform its obligations hereunder.

		B.	The execution and performance of this Agreement by the Company has been duly authorized by the Board of Directors of the Company.

		C.	The performance by the Company of this Agreement will not violate any applicable court decree, law or regulation, nor will it violate any provisions of the organizational documents of the Company or any contractual obligation by which the Company may be bound.

	5.	Until such time as the same may become publicly known, the parties agree that any information provided to either of them by the other of a confidential nature will not be revealed or disclosed to any person or entity, except in the performance of this Agreement, and upon completion of Consultant's services and upon the written request of the Company, any original documentation provided by the Company will be returned to it.
Consultant will not directly or indirectly buy or sell the securities of the Company at any time when it is privy to non-public information.

		Consultant agrees that it will not disseminate any printed matter relating to the Company, including, without limitation, press releases, without prior written approval of the Company's securities counsel.

	6.	Consultant represents and warrants to the Company that the shares of the Company being acquired pursuant to this Agreement are being acquired for its own account and for investment and not with a view to the public resale or distribution of such shares and further acknowledges that the shares being issued have not been registered under the Securities Act or any state securities law and are "restricted securities", as that term is defined in Rule 144 promulgated by the Securities and Exchange Commission, and must be held indefinitely, unless they are subsequently registered or an exemption from such registration is available.

		Consultant acknowledges that the share certificate or certificates of the
Company issued to it pursuant to this Agreement will bear a legend restricting future transfer in the following, or similar, form:

"THE STOCK REPRESENTED BY THIS CERTIFICATE HAS BEEN ISSUED IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION AFFORDED BY SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED. THE STOCK MAY NOT BE TRANSFERRED WITHOUT REGISTRATION EXCEPT IN A TRANSACTION EXEMPT FROM SUCH REGISTRATION."

	7.	All notices hereunder shall be in writing and addressed to the party at the address herein set forth, or at such other address as to which notice pursuant to this section may be given, and shall be given by personal delivery, by certified mail (return receipt requested), Express Mail or by national or international overnight courier.  Notices will be deemed given upon the earlier of actual receipt of three (3) business days after being mailed or delivered to such courier service.

		Notices shall be addressed to Consultant at:

			The Humbolt Corporation
			Attn: Patrick F. McGrew, President
			P.O. Box 64554
			Baton Rouge, Louisiana 70896

		and to the Company at:

			USURF America, Inc.
			8748 Quarters Lake Road
			Baton Rouge, Louisiana 70809

		with a copy to:

			Newlan & Newlan, Attorneys at Law
			819 Office Park Circle
			Lewisville, Texas 75057

	8.	Miscellaneous.

		A.	In the event of a dispute between the parties arising out of this
Agreement, both Consultant and the Company agree to submit such dispute through the American Arbitration Association (the "Association") at the
Association's Baton Rouge, Louisiana, offices, in accordance with the then-current rules of the Association; the award given by the arbitrators shall be binding and a judgment can be obtained on any such award in any court of competent jurisdiction.  It is expressly agreed that the arbitrators, as part of their award, can award attorneys fees to the prevailing party.

		B.	This Agreement is not assignable in whole or in any part, and shall be binding upon the parties, their heirs, representatives, successors or assigns.

		C.	This Agreement may be executed in multiple counterparts which shall be deemed an original.  It shall not be necessary that each party execute each counterpart, or that any one counterpart be executed by more than one party, if each party executes at least one counterpart.

			D.	This Agreement shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

USURF AMERICA, INC.


By:/s/ David M. Loflin
   David M. Loflin, President

THE HUMBOLT CORPORATION


By:/s/ Patrick F. McGrew
   Patrick F. McGrew, President


       Exhibit "A"
to Business and Communications
Consulting Services Agreement

Consulting services to be provided by Consultant under the Business and Communications Consulting Services Agreement to which this Exhibit "A" is attached include, but shall not be limited to:

Advice with respect to current developments in the communications laws of the United States and how such laws could affect the Company and its business.

Advice with respect to current developments in the rules, regulations and pronouncements of the Federal Communications Commission and how such laws could affect the Company and its business.

Provide, at Consultant's expense, legal services with respect to the communications laws of the United States, as well as the rules, regulations and pronouncements of the Federal Communications Commission.

Provide, at Consultant's expense, legal services with respect to the trademark and patent laws of the United States, as well as the rules, regulations and pronouncements of the Federal Trade Commission.

Advice with respect to potential communications-related contracts and acquisitions.

Management of litigation in which the Company or any of its subsidiaries or affiliates may become involved.